SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 6, 2004

PACCAR Inc
(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURES

On August 6, 2004, PACCAR Inc issued a press release announcing a new appointment to the Board of Directors. A copy of this press release is attached as Exhibit 99.1 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date	August 10, 2004	By:	/s/ G. G. Morie
G. G. Morie
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued August 6, 2004.